Goodwill	12 Months Ended
Dec. 31, 2021
Impairment of Assets [Abstract]
Goodwill	GOODWILL
The goodwill recorded in the consolidated financial statements relates to the following groups of CGUs:

(in thousands of U.S. dollars)	December 31, 2021	December 31, 2020

Johnson	$219	$219
Multi-Family Rental	—	79,112
Single-Family Rental (1)	29,507	29,507
Total goodwill	$29,726	$108,838
(1) Relates to the Tricon wholly-owned portfolio.

On March 31, 2021, the Company disposed of 80% of its interest in the U.S. multi-family rental business and deconsolidated its underlying assets and liabilities (Note 5). Accordingly, $79,112 of goodwill associated with the U.S. multi-family rental business has been removed from the Company’s balance sheet as of March 31, 2021.
Goodwill is tested for impairment at least annually on December 31, using estimates and assumptions affected by factors such as economic and industry conditions and changes in operating performance. The Company’s assumptions used in goodwill impairment testing are affected by current market conditions and the expected net operating income in each of the CGUs. The Company compared the aggregate recoverable amount of the group of assets included in the relevant CGUs to their respective carrying amounts. The recoverable amount was determined based on the fair value less costs of disposal of the CGUs. This fair value measurement is categorized as Level 3 in the fair value hierarchy and requires assumptions about revenue and operating expense growth rates as well as discount rates, which are discussed below.

	December 31, 2021		December 31, 2020
	Single-Family Rental	Multi-Family Rental	Single-Family Rental	Multi-Family Rental

Weighted average growth rate - Years 1-5	4.5%	N/A	3.3%	3.5%
Long-term growth rate	1.5%	N/A	1.0%	1.0%
Discount rate	5.0%	N/A	5.0%	6.0%

Growth rates

Growth rates over the five-year period are a combination of management’s estimate of annual growth for the next fiscal year based on historical growth rates achieved for the two preceding years, where appropriate. Management also used available market forecasts and data for the growth rate for the next two to five years based on industry reports. The projections also take into account future expected capital expenditures to maintain the condition of the rental properties to drive future revenue growth.

Long-term growth rates

Cash flows beyond the five-year period are based largely on management’s estimate of the ability of the CGU to grow in a mature and stable market.

Discount rates

Discount rates represent the current market assumption of the risks specific to each CGU regarding the time value of money and individual risks of the underlying assets, rather than the Company’s specific discount rates.

Based on the assessment of current economic conditions and of the underlying cash flows at the CGU level, management concluded that there was no impairment of goodwill as at December 31, 2021, as the recoverable amounts of the individual CGUs exceeded their carrying values.

Sensitivity

The fair value less costs of disposal model utilized in calculating recoverable value is sensitive to changes in the discount rate and long-term growth rate. For the single-family rental group of CGUs, no reasonable change in assumptions would cause the recoverable amounts to fall below the carrying values.

Management will continue to monitor the market and economic conditions that could impact the significant estimates used in the discounted cash flow for annual impairment testing.